Exhibit 10.17.2

EXTENSION AGREEMENT
This EXTENSION AGREEMENT (this “Agreement”), dated as of April 9, 2019, is entered into among AMERICAN WATER CAPITAL CORP., a Delaware corporation (“AWCC” or the “Borrower”), the Lenders party hereto, and Wells Fargo Bank, National Association, as administrative agent for the Lenders (the “Administrative Agent”).
RECITALS
AWCC, the Lenders and the Administrative Agent are parties to that certain Second Amended and Restated Credit Agreement, dated as of March 21, 2018 (the “Credit Agreement”). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Credit Agreement.
AWCC has requested a one-year extension of the Termination Date pursuant to Section 2.06(b) of the Credit Agreement and each Lender executing this Agreement as an “Extending Lender” (each, an “Extending Lender”) has approved such request pursuant to Section 2.06(b) of the Credit Agreement.
NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Extension. Pursuant to Section 2.06(b) of the Credit Agreement, the Borrower requested an extension of the Termination Date for a period of one year from March 21, 2023 to March 21, 2024 (the “Extension”). As of the date hereof, the Extending Lenders constituting the Required Lenders have agreed to extend (such agreement evidenced by their execution of this Agreement) the Termination Date as to the Extending Lenders for a period of one year from March 21, 2023 to March 21, 2024. Subject to the satisfaction of the conditions in Section 2 hereof, the Termination Date as to the Extending Lenders is hereby extended to March 21, 2024. The Termination Date as to each Non-Extending Lender remains unchanged, subject to the right of the Borrower pursuant to Section 2.06(e) of the Credit Agreement to require any Non-Extending Lender to assign to one or more Eligible Assignees all of its rights and obligations under the Credit Agreement.
2.Conditions to Effectiveness. The Extension set forth in Section 1 shall become effective as of the date (the “Effective Date”) on which each of the following conditions precedent shall have been satisfied:
a.    The Administrative Agent shall have received counterparts of this Agreement duly executed by AWCC, the Parent (solely for purposes of acknowledging Section 3), the Administrative Agent and Extending Lenders constituting the Required Lenders.
b.    AWCC shall have paid (i) to Wells Fargo Securities, LLC (“WFS”), for the account of each Extending Lender, an extension fee equal to 0.06% of such Lender’s Commitment as of the Effective Date, (ii) the other fees and reasonable expenses required to be paid on or prior to the Effective Date under that certain fee letter, dated as of March 25, 2019, among AWCC, WFS and Wells Fargo Bank, National Association and (iii) all other fees and reasonable expenses of the Administrative Agent and the Lenders required under the Credit Agreement and any other Loan

Document to be paid on or prior to the Effective Date (including reasonable fees and expenses of counsel) in connection with this Agreement.
c.    The Administrative Agent shall have received a certificate of a Responsible Officer of AWCC, dated as of the Effective Date, confirming satisfaction of the conditions set forth in Sections 3.02(b) and 3.02(c) of the Credit Agreement (with all references in such Sections to a Borrowing or Swing Line Borrowing being deemed to be references to the extension of the Termination Date).
d.    The Administrative Agent shall have received copies (certified to be true and complete by a Responsible Officer of the Borrower) of all governmental approvals (if any) required for each of the Borrower and the Parent in connection with the Extension.
3.Reaffirmation. The Parent hereby confirms and agrees that after giving effect to this Agreement and the Extension, the Obligations owing by the Borrower under the Credit Agreement constitute “Debt” under the Support Agreement. The Parent acknowledges that the Administrative Agent and the Extending Lenders would not enter into this Agreement in the absence of the acknowledgment and confirmation contained herein.
4.Full Force and Effect. Except as expressly modified hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Credit Agreement, “hereinafter,” “hereto,” “hereof,” and words of similar import shall, unless the context otherwise requires, mean the Credit Agreement after giving effect to this Agreement. Any reference to the Credit Agreement or any of the other Loan Documents herein or in any such documents shall refer to the Credit Agreement and Loan Documents as modified hereby. This Agreement is limited as specified and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of the Credit Agreement except as expressly set forth herein. This Agreement shall constitute a Loan Document under the terms of the Credit Agreement.
5.Severability of Provisions. Any provision in this Agreement that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction.
6.Successors and Assigns. The terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto.
7.Expenses. The Borrower agrees on demand (i) to pay all reasonable fees and expenses of counsel to the Administrative Agent, and (ii) to reimburse the Administrative Agent for all reasonable out-of-pocket costs and expenses, in each case, in connection with the preparation, negotiation, execution and delivery of this Agreement.
8.Applicable Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York.

9.Construction. The headings of the various sections and subsections of this Agreement have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof.
10.Counterparts; Electronic Delivery. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same instrument. Delivery by any party to this Agreement of its signatures hereon through facsimile or other electronic image file (including .pdf) may be relied upon as if this Agreement were physically delivered with an original hand-written signature of such party and shall be binding on such party for all purposes.
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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

AMERICAN WATER CAPITAL CORP.

By:	/s/ James Merante

Name:	James Merante

Title:	Vice President and Treasurer
Acknowledged and agreed solely as to Section 3 of this Agreement:

AMERICAN WATER WORKS COMPANY, INC.

By:    /s/ James Merante
Name:    James Merante
Title:    Vice President and Treasurer

SIGNATURE PAGE TO
EXTENSION AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, an LC Issuing Bank, a Swing Line Bank and an Extending Lender
By:    /s/ Sheila M. Shaffer
Name:    Sheila M. Shaffer

Title:	Director

SIGNATURE PAGE TO
EXTENSION AGREEMENT

JPMORGAN CHASE BANK, N.A., as an Extending Lender
By:    /s/ Nancy R. Barwig
Name:    Nancy R. Barwig

Title:	Executive Director

SIGNATURE PAGE TO
EXTENSION AGREEMENT

MIZUHO BANK, LTD., as an Extending Lender
By:    /s/ Donna DeMagistris
Name:    Donna DeMagistris

Title:	Authorized Signatory

SIGNATURE PAGE TO
EXTENSION AGREEMENT

PNC BANK, NATIONAL ASSOCIATION, as an Extending Lender
By:    /s/ Timothy J. Hornickle
Name:    Timothy J. Hornickle

Title:	Senior Vice President

SIGNATURE PAGE TO
EXTENSION AGREEMENT

U.S. BANK NATIONAL ASSOCIATION, as an Extending Lender
By:    /s/ James O’Shaughnessy
Name:    James O’Shaughnessy

Title:	Vice President

SIGNATURE PAGE TO
EXTENSION AGREEMENT

BANK OF AMERICA, N.A., as an Extending Lender
By:    /s/ Dilcia Pena Hill
Name:    Dilcia P. Hill

Title:	Senior Vice President

SIGNATURE PAGE TO
EXTENSION AGREEMENT

ROYAL BANK OF CANADA, as an Extending Lender
By:    /s/ Justin Painter
Name:    Justin Painter

Title:	Authorized Signatory

SIGNATURE PAGE TO
EXTENSION AGREEMENT

TD BANK, N.A., as an Extending Lender
By:    /s/ Jason Siewert
Name:    Jason Siewert

Title:	Senior Vice President

SIGNATURE PAGE TO
EXTENSION AGREEMENT

MUFG BANK, LTD., formerly known as THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as an Extending Lender
By:    /s/ Chi-Cheng Chen
Name:    Chi-Cheng Chen

Title:	Director

SIGNATURE PAGE TO
EXTENSION AGREEMENT

BRANCH BANKING AND TRUST COMPANY, as an Extending Lender
By:    /s/ Trevor H. Williams
Name:    Trevor H. Williams

Title:	Assistant Vice President

SIGNATURE PAGE TO
EXTENSION AGREEMENT

REGIONS BANK, as an Extending Lender
By:    /s/ Tedrick Tarver
Name:    Tedrick Tarver

Title:	Director

SIGNATURE PAGE TO
EXTENSION AGREEMENT

COBANK, ACB, as an Extending Lender
By:    /s/ Bryan Ervin
Name:    Bryan Ervin

Title:	Vice President

SIGNATURE PAGE TO
EXTENSION AGREEMENT

THE BANK OF NEW YORK MELLON, as an Extending Lender
By:    /s/ Richard K. Fronapfel, Jr.
Name:    Richard K. Fronapfel, Jr.

Title:	Director

SIGNATURE PAGE TO
EXTENSION AGREEMENT